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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 13, 2000



                             PLAINS RESOURCES INC.
              (Exact name of registrant as specified in charter)

               Delaware                       0-9808                          13-2898764
        (State of Incorporation)        (Commission File No.)      (I.R.S. Employer Identification No.)

       500 Dallas Street, Suite 700
          Houston, Texas 77002                                                   77002
(Address of Principal Executive Offices)                                       (Zip Code)

      Registrant's telephone number, including area code: (713) 654-1414

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Item 5.   Other Events.

          On July 13, 2000, the Registrant announced that its board of Directors had approved a program to repurchase up to one million shares of the Registrant's common stock. The Registrant's announcement is attached as an exhibit to this report.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

          99.1 - Press release of the Registrant dated June 13, 2000, announcing a stock repurchase program.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2000

                                     PLAINS RESOURCES INC.


                                     By:    /s/ Cynthia A. Feeback
                                           -------------------------------------
                                     Name:  Cynthia A. Feeback, Vice President,
                                     Title: Vice President-Accounting and
                                            Assistant Treasurer and Principal
                                            Accounting Officer
                                            (Principal Accounting Officer)

                                       1
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                               INDEX TO EXHIBITS


Number                                  Exhibit
------                                  -------

 99.1 Press release of the Registrant dated June 13, 2000, announcing stock repurchase program

                                      F-1